SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 MARCH 30, 2004


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


       DELAWARE                       1-4717                   44-0663509
----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
     of incorporation)                                   Identification Number)

                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

              EXHIBIT NO.            DOCUMENT
              (99)                   Additional Exhibits

              99.1 Press Release issued by Kansas City Southern dated March 30, 2004 entitled, "KCS Files 2003 Form 10-K with SEC; Reports Final Earnings for 2003. KCS to seek Renewed Authority From Mexican Competition Commission," is attached hereto as Exhibit 99.1




ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Kansas City Southern ("KCS" or "Company") is filing under Item 12 of this Current Report on Form 8-K the information included as Exhibit 99.1 of this report. Exhibit 99.1 is the Company's press release, dated March 30, 2004, announcing that KCS has filed its 2003 Form 10-K reporting final earnings for 2003. Additionally, in an unrelated matter, the press release announced that the Company is seeking renewed authority from the Mexican Competition Commission. See Exhibit 99.1 for further information. Included in Exhibit 99.1 are schedules regarding certain financial information contained within the Company's press release dated March 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Kansas City Southern


Date: March 31, 2004              By:      /S/  RONALD G. RUSS
                                     ----------------------------------
                                              Ronald G. Russ
                           Executive Vice President and Chief Financial Officer

EXHIBIT 99.1

    KANSAS CITY SOUTHERN                                           PRESS RELEASE
    Cathedral Square - 427 West 12TH Street - P.O. Box 219335
    Kansas City, Missouri 64121-9335                            NYSE SYMBOL: KSU



    Date:             March 30, 2004

    Media Contact:    William H. Galligan                    Phone: 816/983-1551
                      william.h.galligan@kcsr.com


   KCS FILES 2003 FORM 10-K WITH SEC; REPORTS FINAL EARNINGS RESULTS FOR 2003
        KCS TO SEEK RENEWED AUTHORITY FROM MEXICAN COMPETITION COMMISSION

Kansas City Southern (KCS or the Company) (NYSE: KSU) today filed its Annual Report on Form 10-K with the Securities and Exchange Commission (SEC), and released its final earnings for the year ended December 31, 2003.

On January 29, 2004, KCS released its financial earnings results for 2003, which included estimated equity earnings from Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. (Grupo TFM). The 10-K filing today reflects an increase in net income to $12.2 million from $11.2 million reported earlier, and a corresponding $0.02 increase in 2003 annual earnings per share to $0.10 from $0.08. These adjustments in earnings primarily resulted from additional U.S. GAAP deferred tax adjustments at Grupo TFM.

Attached to this release is KCS's revised Consolidated Statement of Income for 2003. Also attached are further details of Grupo TFM's U.S. GAAP earnings, and a reconciliation of these earnings to equity earnings reported by KCS. The Company believes the additional information provides the investor with a better understanding of those components of Grupo TFM's earnings and how they impact KCS's net income.

In a separate matter, KCS announced it intends to seek renewed authority from the Mexican Competition Commission (FCC) for the proposed NAFTA Rail transaction. The FCC granted that authority on June 19, 2003, and the authority was previously extended for 180 days by the Executive Secretary of the FCC. As a procedural matter, the Executive Secretary of the FCC declined to provide an
additional extension, consistent with past practice.

KCS is continuing to review its alternatives in light of the recent decision by the AAA International Centre for Dispute Resolution that the Acquisition Agreement remains valid and in effect. KCS remains committed to completing the acquisition in accordance with the terms of the Acquisition Agreement.

KCS is comprised of, among others, The Kansas City Southern Railway Company, and equity investments in Grupo TFM, Southern Capital Corporation, and Panama Canal Railway Company.

                                         KANSAS CITY SOUTHERN
                                   CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
                                                    THREE MONTHS                 YEAR ENDED
                                                 ENDED DECEMBER 31,              DECEMBER 31,
                                            ---------------------------  --------------------------
                                                2003           2002          2003           2002
                                            ------------   ------------  ------------   -----------
                                                    (UNAUDITED)
REVENUES                                      $    148.5     $    144.2    $    581.3     $   566.2

OPERATING  EXPENSES
Compensation and benefits                           51.4           50.7         197.8         197.8
Depreciation and amortization                       16.2           16.1          64.3          61.4
Purchased services                                  17.4           16.1          63.5          59.6
Casualties and insurance                            30.2            3.2          56.4          25.2
Operating leases                                    13.8           13.9          57.2          55.0
Fuel                                                12.1           10.7          47.4          38.4
Car hire                                             1.5            4.8          10.0          19.7
Other                                               12.7           14.8          55.6          61.1
                                            ------------   ------------  ------------   -----------
TOTAL OPERATING EXPENSES                           155.3          130.3         552.2         518.2

OPERATING INCOME (LOSS)                             (6.8)          13.9          29.1          48.0
Equity in net earnings (losses) of
 unconsolidated affiliates
  Grupo Transportacion Ferroviaria
   Mexicana, S.A. de C.V.                            6.1           18.2          12.3          45.8
  Other                                             (0.3)          (0.5)         (1.3)         (2.4)
Gain on sale of Mexrail, Inc.                          -              -             -           4.4
Interest expense                                   (11.6)         (11.7)        (46.4)        (45.0)
Debt retirement costs                                  -              -             -          (4.3)
Other income                                         2.0            2.3           6.8          17.6
                                            ------------   ------------  ------------   -----------
INCOME (LOSS) BEFORE INCOME TAXES AND
  CUMULATIVE EFFECT OF ACCOUNTING CHANGE           (10.6)          22.2           0.5          64.1
Income tax provision (benefit)                      (5.4)           1.8          (2.8)          6.9
                                            ------------   ------------  ------------   -----------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT
 OF ACCOUNTING CHANGE                               (5.2)          20.4           3.3          57.2
Cumulative effect of accounting change,
 net of income taxes                                   -              -           8.9             -
                                            ------------   ------------  ------------   -----------
NET INCOME (LOSS)                           $       (5.2)  $       20.4  $       12.2   $      57.2
PREFERRED STOCK DIVIDENDS                            1.2            0.1           5.9           0.2
                                            ------------   ------------  ------------   -----------
NET INCOME (LOSS) AVAILABLE TO COMMON
 SHAREHOLDERS                               $       (6.4)  $       20.3  $        6.3   $      57.0
                                            ============   ============  ============   ===========
PER SHARE DATA
---------------
Basic weighted average Common shares
 outstanding (IN THOUSANDS)                       62,053         60,987        61,725        60,336
Basic earnings (loss) per Common share
     Income (loss) before cumulative
      effect of accounting change           $      (0.10)  $       0.33  $      (0.04)  $      0.94
     Cumulative effect of accounting
      change                                           -              -          0.14             -
                                            ------------   ------------  ------------   -----------
Net income (loss)                           $      (0.10)  $       0.33  $       0.10   $      0.94

Diluted weighted average Common shares
  outstanding (IN THOUSANDS)                      62,053         62,642        61,725        62,318
Diluted earnings (loss) per Common share
     Income (loss) before cumulative
      effect of accounting change           $      (0.10)   $      0.32  $      (0.04)  $      0.91
     Cumulative effect of accounting
       change                                          -              -          0.14             -
                                            ------------   ------------  ------------   -----------
Net income (loss)                           $      (0.10)  $       0.32  $       0.10   $      0.91

GRUPO TRANSPORTACION FERROVIARIA MEXICANA S.A. DE C.V.
CONSOLIDATED INCOME STATEMENT
U.S. GAAP BASIS
(DOLLARS IN MILLIONS)
                                                       YEAR ENDED DECEMBER 31,
                                                         2003       2002

Transportation revenues                               $    698.5     $    712.1
Costs and expenses                                         558.4          541.2
                                                      ------------   -----------
Income on transportation                                   140.1          170.9
                                                      ------------   -----------

Other expenses, net                                        (32.5)         (11.7)
                                                      ------------   -----------
Operating income                                           107.6          159.2

Interest expense                                          (111.2)         (95.9)
Exchange gain (loss)                                       (13.7)         (17.4)
                                                      ------------   -----------
Income (loss) before taxes and minority interest           (17.3)          45.9

Income tax provision (benefit)                             (51.5)         (91.5)
                                                      -------------   ----------
Income before minority interest                             34.2          137.4

Minority interest                                           (6.9)         (27.2)
                                                      -------------   ----------
Net income                                              $   27.3       $  110.2
                                                      =============   ==========

U.S. GAAP Operating Ratio                                   84.6%          77.6%
                                                      =============   ==========


KCS Equity in Net Earnings of Grupo TFM                 $   12.3       $   45.8

Less: Allocation of Interest                               (15.1)         (14.7)

Adjusted Contribution to Net Income of KCS 1            $   (2.8)      $   31.1


1This schedule includes a measurement that is not presented under U.S. GAAP. The adjusted contribution of Grupo TFM to the net income of KCS includes an internal allocation of interest expense applied against the equity in net earnings of the Company's investment in Grupo TFM. Management believes this interest expense allocation results in a more accurate reflection of the contribution of Grupo TFM to the consolidated net income of KCS. The interest expense allocation is based upon the initial amount of capital invested by KCS in Grupo TFM and is calculated utilizing a blended interest rate applicable to the Company's indebtedness composition. This measurement is presented to provide the reader of these financial statements with a better understanding of the impact of financing costs on the contribution of Grupo TFM to the consolidated net income of KCS. The nearest U.S. GAAP measurement is included in the consolidated statements of income included in this press release.

THIS PRESS RELEASE INCLUDES STATEMENTS CONCERNING POTENTIAL FUTURE EVENTS INVOLVING THE COMPANY, WHICH COULD MATERIALLY DIFFER FROM THE EVENTS THAT ACTUALLY OCCUR. THE DIFFERENCES COULD BE CAUSED BY A NUMBER OF FACTORS INCLUDING THOSE FACTORS IDENTIFIED IN THE "RISK FACTORS" AND THE "CAUTIONARY INFORMATION" SECTIONS OF THE COMPANY'S FORM 10-K FOR THE YEAR-ENDED DECEMBER 31, 2003 FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") (COMMISSION FILE NO. 1-4717). THE COMPANY WILL NOT UPDATE ANY FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE TO REFLECT FUTURE EVENTS OR DEVELOPMENTS.